CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.2

Hess Trading Corporation

1501 McKinney Street

Houston, Texas 77010

August 14, 2025

Hess Bakken Processing LLC

1501 McKinney Street

Houston, Texas 77010

Attention: Director, Commercial-Midstream; Operations Director

Email: [***]; [***]

Hess North Dakota Pipelines LLC

1501 McKinney Street

Houston, Texas 77010

Attention: Director, Commercial-Midstream; Operations Director

Email: [***]; [***]

Re: Second Amended and Restated Gas Gathering Agreement and Second Amended and Restated Gas Processing and Fractionation Agreement

Ladies and Gentlemen:

Reference is made to that certain (a) Second Amended and Restated Gas Gathering Agreement, dated as of January 1, 2014, by and between Hess Trading Corporation, a Delaware corporation (“HTC”), and Hess North Dakota Pipelines LLC, a Delaware limited liability company (“ND Pipelines”) (as it may be amended, restated, supplemented or otherwise modified from time to time, the “GGA”) and (b) Second Amended and Restated Gas Processing and Fractionation Agreement, dated as of January 1, 2014, by and between HTC and Hess Bakken Processing LLC, a Delaware limited liability company (“HBP”) (as it may be amended, restated, supplemented or otherwise modified from time to time, the “GPFA” and, together with the GGA, the “Agreements”). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the GGA or the GPFA, as context requires. Each of HTC, ND Pipelines and HBP is a “Party” (and are collectively the “Parties”) to this letter agreement (this “Side Letter”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Hess Trading Corporation

August 14, 2025

Notwithstanding anything to the contrary in the Agreements, effective July 1, 2025, the Parties agree as follows:

1.
The Gas Lift Fee payable by HTC in respect of Gas Lift Services received under the GPFA for the wells listed on Exhibit A attached hereto (the “Applicable Residue Gas Lift Wells”) shall be [***] (subject always to adjustment as provided in Section 7.1(j)(i) of the GPFA). Further, to the extent that HTC is receiving Gas Lift Services for any Applicable Residue Gas Lift Well, HTC shall have [***] Fees (as such term is separately defined in the GGA and GPFA) otherwise payable under the GGA or the GPFA in connection with the gathering and processing of the Gas used in connection with Gas Lift Services. For avoidance of doubt, Gas produced from any Applicable Residue Gas Lift Well as a result of such Gas Lift Services, but not including any Gas used in connection with the Gas Lift Services, shall incur any applicable Fees (as such term is separately defined in the GGA and GPFA) payable under the GGA or GPFA. The volumes received for Gas Lift Services will not be included in the aggregate volume of Customer Gas and Customer Injected NGLs for purposes of 7.1 (e) or Section 6.2 MVC Shortfall Credits in the GPFA and the Shipper Gas for purposes of 7.1 (e) or Section 6.2 MVC Shortfall Credits in the GGA. The volumes for Gas Lift Services will also not be included in the Current Development Plan as defined in Section 5.1 of the GPFA and GGA. For avoidance of doubt, all Charges under 7.2 in the GGA and GPFA will be invoiced.

2.
a.
As used herein, “Applicable Recompletion Wells” means the [***] Well together with any other well that the Parties agree in writing shall be designated as Applicable Recompletion Wells and “Recompression Services” shall mean the gathering and compression of Gas to be utilized at an Applicable Recompletion Well.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Hess Trading Corporation

August 14, 2025

b.
To the extent that HTC is receiving Recompression Services for the recompletion of an Applicable Recompletion Well, HTC shall pay [***] “Fees” (which term has the meaning ascribed to it in the GGA) otherwise payable under the GGA for Gas used in connection with Recompression Services. For avoidance of doubt, Gas produced from any Applicable Recompletion Well as a result of such Recompression Services, but not including any Gas used in connection with the Recompression Services, shall incur any applicable Fees (as such term is separately defined in the GGA and GPFA) payable under the GGA and GPFA. The volumes received for Recompression Services will not be included in the aggregate volume of Shipper Gas for purposes of 7.1 (e) or Section 6.2 MVC Shortfall Credits in the GGA. The volumes for Recompression Services will also not be included in the Current Development Plan as defined in Section 5.1 of the GGA. For avoidance of doubt, all Charges under 7.2 in the GGA will be invoiced.

3.
Except as expressly modified herein, each Agreement remains in full force and effect in accordance with its terms. This Side Letter constitutes the entire agreement among the Parties regarding the subject matter of this Side Letter.

4.
Sections 19.2 (Notices; Voice Recording), 19.4 (Waivers; Rights Cumulative), 19.5 (Confidentiality), 19.8 (Governing Law; Disputes), and 19.11 (Severability) of each Agreement are incorporated herein, mutatis mutandis. This Side Letter may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which when taken together shall constitute one and the same agreement. Any signature hereto delivered by a Party by electronic mail or other electronic transmission shall be deemed an original signature hereto.

[SIGNATURE BLOCKS ARE ON THE FOLLOWING PAGE]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please indicate your agreement to the matters above by executing and delivering a signed counterpart of this signature page to my attention at [***].

Regards,

Hess Trading Corporation

By: /s/ Bobbi Petersen

Name: Bobbi Petersen

Title: President

AGREED AND ACCEPTED THIS 14th DAY OF AUGUST, 2025:

Hess Bakken Processing LLC

By: /s/ Michael Frailey

Name: Michael Frailey

Title: Vice President

Hess North Dakota Pipelines LLC

By: /s/ Michael Frailey

Name: Michael Frailey

Title: Vice President

Signature Page to Side Letter

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A

APPLICABLE RESIDUE GAS LIFT WELLS

[***]

APPLICABLE RECOMPLETION WELLS

[***]

Exhibit A